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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. Section 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Century Bancorp, Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Paul V. Cusick, Jr.
                                            --------------------------------
                                            Paul V. Cusick, Jr.
                                            Vice President and Treasurer
                                            (Chief Financial Officer)

                                            Date: August 9, 2004